TRIDENT MICROSYSTEMS, INC.
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                                  EXHIBIT 99.2
                  CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER


I, Peter Jen, the principal accounting officer of Trident Microsystems, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

        (1) the Annual Report on Form 10-K of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: September 27, 2002                     /s/ PETER JEN
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                                              Peter Jen
                                              Chief Accounting Officer
                                              (Principal Accounting Officer)



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